UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 9, 2006

DENDRITE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On October 9, 2006, Dendrite International, Inc. (“Dendrite”) issued a press release to announce that its largest customer has extended its contract covering Dendrite’s sales force support services in the US through the end of 2007, at current pricing, but plans an orderly transition of many of these support services in-house and to one or more third party vendors.  The customer will continue with support, maintenance and enhancements of Dendrite’s sales force effectiveness products up to 2011.  Contracts with this customer outside of the US are not affected.  The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1                                Press Release of Dendrite International, Inc., dated October 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: October 10, 2006	By:	/s/ CHRISTINE A. PELLIZZARI
Name: Christine A. Pellizzari
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                            Description

99.1                                         Press Release of Dendrite International, Inc., dated October 9, 2006.